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                                                                    EXHIBIT 10.2



                         OBJECTIVE COMMUNICATIONS, INC.

                           1996 STOCK INCENTIVE PLAN


1.       PURPOSES.

         The purposes of the Objective Communications, Inc. 1996 Stock Incentive Plan are to promote the long-term growth of Objective Communications, Inc. and its affiliates by rewarding officers, directors and key employees of, and consultants to Objective Communications, Inc. and its affiliates with a proprietary interest in Objective Communications, Inc. for outstanding long-term performance and to attract, motivate and retain highly qualified and capable officers, directors, key employees and consultants.

2.       DEFINITIONS.

         Unless the context clearly indicates otherwise, the following terms shall have the following meanings:

         2.1 "Affiliate" means any "subsidiary" or "parent" corporation (within the meaning of Section 424 of the Code) of the Corporation.

         2.2 "Award" means an award granted to a Participant under the Plan in the form of an Option, Restricted Stock, a Stock Appreciation Right, or any combination of the foregoing.

         2.3     "Board" means the Board of Directors of  the Corporation.

         2.4 "Cause" has the meaning set forth in the Participant's employment or consulting agreement.

         2.5 "Code" means the Internal Revenue Code of 1986, as amended, or any successor law.

         2.6 "Commission" means the Securities and Exchange Commission or any successor agency.

         2.7 "Committee" means the committee administering the Plan as set forth in Section 3, or, if such a committee has not been appointed, the Board.

         2.8 "Consultant" means any person performing consulting or advisory services for the Corporation or any Affiliate, with or without compensation, to whom the Corporation chooses to grant a Non-Qualified Stock Option, Restricted Stock or Stock Appreciation Right in accordance with the Plan, provided that bona fide services must be rendered by such person and such services are not rendered in connection with the sale of securities in a capital raising transaction.

         2.9 "Corporation" means Objective Communications, Inc., a Delaware corporation, or any successor thereto.

         2.10 "Corresponding SAR" means a Stock Appreciation Right that is granted in relation to a particular Option and that can be exercised only upon the surrender to the Company, unexercised, of that portion of the Option to which the Stock Appreciation Right relates.

         2.11 "Director" means a member of the Corporation's Board of Directors.

         2.12 "Disability" means total disability as defined in Section 22(e)(3) of the Code.

         2.13 "Exchange Act" means the Securities Exchange Act of 1934, as amended.
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         2.14    "Fair Market Value" means, on any given date, the current fair market value of shares as determined below:

            (a) If the Shares are listed upon an established stock exchange or exchanges, or the Shares are traded on the Nasdaq National Market System, "Fair Market Value" means the closing price of the Shares on the determination date, or, if there are no sales on such date, then on the next preceding date on which there were sales of Shares.

            (b)      If the Shares are not traded on the National Market
System or listed on a national securities exchange, "Fair Market Value" means the mean of the high and low selling prices reported by the National Association of Securities Dealers, Inc. for the over-the-counter market on the determination date, or, if no sales are reported on such date, then on the next preceding date on which there where such quotations.

            (c) In all other cases, "Fair Market Value" shall be determined by the Committee using any reasonable method in good faith.

         2.15 "Incentive Stock Option" means an Option which meets the requirements of Section 422 of the Code.

         2.16 "Non-Employee Director" means a director that qualifies as a non-employee director within the meaning of Rule 16b-3 under the Exchange Act.

         2.17 "Non-Qualified Stock Option" means an Option which does not meet the requirements of Section 422 of the Code.

         2.18 "Option" means an option awarded under Section 7 to purchase Shares. An Option may be either an Incentive Stock Option or a Non-Qualified Stock Option.

         2.19 "Option Grant Date" means the date upon which the Committee grants an Option to an Optionee.

         2.20 "Optionee" means an employee, Director or Consultant of the Corporation or any Affiliate to whom an Option has been granted.

         2.21 "Outside Director" means a Director who is neither an employee nor an officer of the Company or its Affiliates and who qualifies as an outside director within the meaning of Section 162(m)(4) of the Code, and the applicable Treasury regulations thereunder.

         2.22 "Participant" means an officer, Director, key employee or Consultant of the Corporation or any Affiliate to whom an Award has been granted which has not terminated, expired or been fully exercised.

         2.23 "Plan" means this Objective Communications, Inc. 1996 Stock Incentive Plan, as it may be amended and restated from time to time.

         2.24 "Restricted Period" means the period of time, which may be a single period or multiple periods, during which Restricted Stock awarded to a Participant remains subject to the Restrictions imposed on such Shares, as determined by the Committee.

         2.25 "Restricted Stock" means an award of Shares on which are imposed Restricted Periods and Restrictions which subject the Shares to a "substantial risk of forfeiture" as defined in Section 83 of the Code.





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         2.26    "Restricted Stock Agreement" means a written agreement between a Participant and the Corporation evidencing an award of Restricted Stock.

         2.27 "Restricted Stock Award Date" means the date on which the Committee awards Restricted Shares to the Participant.

         2.28 "Restrictions" means the restrictions and conditions imposed on Restricted Stock award to a Participant, as determined by the Committee, which must be satisfied in order for the Restricted Stock award to vest, in whole or in part, in the Participant.

         2.29 "Shares" means shares of the voting common stock, par value $0.01 per share, of the Corporation.

         2.30 "Stock Appreciation Right" or "SAR" means a right that in accordance with the terms of an Stock Appreciation Rights Agreement entitles the holder to receive, the spread or difference between the Fair Market Value on the date of grant and the date of exercise of the Shares encompassed by the exercise of such right. References to Stock Appreciation Rights or SARs include both Corresponding SARs and SARs granted independently of Options, unless the context requires otherwise. SARs may be payable in shares in cash, or in a combination thereof.

         2.31 "Stock Appreciation Rights Agreement" means a written agreement between a Participant and the Corporation evidencing an award of Stock Appreciation Rights.

         2.32 "Stock Option Agreement" means a written agreement between a Participant and the Corporation evidencing an award of an Option.

         2.33 "Ten Percent Shareholder" means an Optionee who, at the time an Incentive Stock Option is granted, owns or is deemed to own stock possessing more than 10% of the total voting power of all classes of stock of the Corporation or any Affiliate. For purposes of determining whether an Optionee is a Ten Percent Shareholder, the ownership attribution rules of Section 424(d) of the Code (or its successor) shall apply.

3.       ADMINISTRATION OF THE PLAN.

         3.1 Administrator of Plan. The Plan shall be administered by the committee of the Board composed of at least two directors, each of whom qualifies as a Non-Employee Director and an Outside Director. With respect to an Award granted to a Non-Employee Director, the Plan shall be administered by the Board and the Board shall constitute the Committee. However, if no committee of the Board is appointed to administer the Plan, the Board shall constitute the Committee.

         3.2 Authority of Committee. The Committee shall have full power and authority to:

           (a) designate the Participants to whom Options, Restricted Stock, or Stock Appreciation Rights may be awarded from time to time;

           (b) determine the type of Award to be granted to each Participant under the Plan and the number of Shares subject thereto;

           (c) determine the duration of the Restricted Period and the Restrictions to be imposed with respect to each Award;

           (d) interpret and construe the Plan and adopt such rules and regulations as it shall deem necessary and advisable to implement and administer the Plan;





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           (e)      approve the form and terms and conditions of the
Restricted Stock Agreement, Stock Option Agreement, or Stock Appreciation Rights Agreement, as the case may be, between the Corporation and the Participant; and

           (f) designate persons other than members of the Committee to carry out its responsibilities, subject to such limitations, restrictions and conditions as it may prescribe, provided that the Committee may not delegate its authority with respect to the granting of Awards to persons subject to Sections 16(a) and 16(b) of the Exchange Act if such delegation would cause a grant of an Award under the Plan not qualify as an exempt transaction under Rule 16b-3 under the Exchange Act or any successor rule of the Commission.

The foregoing determinations shall be made in accordance with the Committee's best business judgment as to the best interests of the Corporation and its stockholders and in accordance with the purposes of the Plan.

         3.3 Determinations of Committee. A majority of the Committee shall constitute a quorum at any meeting of the Committee, and all determinations of the Committee shall be made by a majority of its members. Any action which the Committee shall take through a written instrument signed by all of its members shall be as effective as though it had been taken at a meeting duly called and held. The Committee shall report all actions taken by it to the Board.

         3.4 Delegation. The Committee may delegate such non-discretionary administrative duties under the Plan to one or more agents as it shall deem necessary and advisable.

         3.5 Effect of Committee Determinations. No member of the Committee or the Board shall be personally liable for any action or determination made in good faith with respect to the Plan, any Award or any settlement of any dispute between a Participant and the Corporation. Any decision made or action taken by the Committee with respect to an Award or the administration or interpretation of the Plan shall be conclusive and binding upon all persons.

         3.6 Indemnification. The members of the Committee will be indemnified by the Corporation against the reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or an Award, and against all amounts paid by them in settlement thereof (provided such settlement is approved by legal counsel selected by the Corporation) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it is adjudged in such action, suit or proceeding that the member is liable for negligence or misconduct in the performance of the member's duties; provided that within sixty (60) days after institution of any such action, suit or proceeding a member will in writing offer the Corporation the opportunity, at its own expense, to defend the same. The foregoing right of indemnification shall inure to the benefit of the heirs, executors or administrators of each such member of the Committee and shall be in addition to any and all other rights of indemnification to which such members may be entitled to as a matter of law, contract, or otherwise.

4.       AWARDS UNDER THE PLAN.

         Awards to a Participant under the Plan may be in the form of a Non-Qualified Stock Option, an Incentive Stock Option, Restricted Stock, a Stock Appreciation Right, or a combination thereof, at the discretion of the Committee. If an Option is designated as an Incentive Stock Option, the terms of such Option shall be in conformance with Section 422 of the Code.





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5.       ELIGIBILITY.

         The Participants in the Plan shall be the officers, Directors, key employees, and Consultants of the Corporation and its Affiliates designated by the Committee. A Participant who has been granted an Award under the Plan may be granted additional Awards under the Plan under such circumstances, and at such times, as the Committee may determine. Incentive Stock Options may be granted only to employees of the Corporation and its Affiliates. Directors, who are not also employees of the Corporation or an Affiliate, and Consultants may not be granted Incentive Stock Options.

6.       SHARES SUBJECT TO PLAN.

         Subject to adjustment as provided in Section 14, the aggregate number of Shares which may be issued upon the exercise of Options or Stock Appreciation Rights and the award of Restricted Stock shall not exceed four hundred fifty thousand (450,000) Shares. Any portion of such Shares may be issued under Incentive Stock Options pursuant to the Plan. Subject to adjustment as provided in Section 14, the aggregate number of Shares which may be granted pursuant to Options or Stock Appreciation Rights under this Plan to any one Participant during any calendar year under this Plan shall be one hundred thousand (100,000) Shares. For purposes of the preceding sentence, an Option and Corresponding SAR shall be treated as a single award. If all or any portion of any outstanding Award under the Plan for any reason expires or is terminated, the Shares allocable to the unexercised or forfeited portion of such Award may again be subject to an Award under the Plan.

7.       OPTIONS.

         7.1 Terms of Options. Options granted under the Plan shall be subject to the following terms and conditions:

          (a) Option Price. The option price per Share under each Option granted by the Committee may not be less than 100% (110% in the case of an individual who is or is deemed to be a Ten Percent Shareholder) of the Fair Market Value per Share on the Option Grant Date. In no event shall the option price be less than the par value of such Share on the Option Grant Date.

          (b) Incentive Stock Options. In the case of an Incentive Stock Option granted under the Plan, the aggregate Fair Market Value (determined at the Option Grant Date) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by an Optionee during any calendar year under all incentive stock option plans of the Corporation and its Affiliates may not exceed $100,000

          (c) Vesting of Options. Except as provided in this Section 7.1, Options granted by the Committee shall vest in accordance with the terms provided by the Committee in the Option Agreement. The Committee may accelerate the vesting of any Option in its discretion.

          (d) Exercise of Options. An Option will be exercisable only to the extent that it is vested on the date of exercise. Each Option shall be exercisable on the dates and for the number of Shares as shall be provided in the related Stock Option Agreement, provided that (i) unless provided otherwise in the Option Agreement, an Option shall not be exercisable earlier than six months after the Option Grant Date, and (ii) in no event shall the Option be subject to exercise after ten years from the Option Grant Date (five years in the case of an Incentive Stock Option granted to an individual who is or is deemed to be a Ten Percent Shareholder).

         Options may be exercised (in full or in part) only by written notice delivered to the Corporation at its principal executive office, accompanied by payment of the option exercise price for the Shares as to which such Option is exercised. The option exercise price of each Share shall be paid in full at the time of





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exercise (i) in cash, (ii) with Shares owned by the Participant, (iii) by delivery to the Corporation of (x) irrevocable instructions to deliver directly to a broker the stock certificates representing the Shares for which the Option is being exercised, and (y) irrevocable instructions to such broker to sell such Shares and promptly deliver to the Corporation the portion of the proceeds equal to the option exercise price and any amount necessary to satisfy the Corporation's obligation for withholding taxes, or (iv) any combination thereof. For purposes of making payment in Shares, such Shares shall be valued at their Fair Market Value on the date of exercise of the Option and shall have been held by the Participant for at least six (6) months.

                 (e) Termination of Employment or Service of Optionee. The Committee shall have authority to determine the circumstances under which an Option will vest upon termination of the employment or service of the Optionee for any reason. Unless otherwise provided by the Committee, except in the case of death or Disability, vesting of an Option shall cease on the date of termination of employment or service.

                 (i) Termination by Death or Disability. If an Optionee's employment or service terminates by reason of death or Disability, the Option shall become fully vested. If an Optionee's employment or service terminates by reason of death or Disability or the Optionee's death occurs within three (3) months after termination of employment or service (provided the option is exercisable during such three (3) month period), any Option held by such Optionee may thereafter be exercised, to the extent then exercisable, or on such accelerated basis as the Committee may determine, for a period of one year (or such other period as the Committee may specify in the Option Agreement) from the date of such death or Disability, or until the expiration of the stated term of such Option, whichever period is the shorter.

                 (ii) Other Termination. Unless otherwise determined by the Committee, if there occurs a termination of employment or service for any reason other than death, Disability, Cause or in violation of an employment agreement, any Option held by such Optionee may thereafter be exercised by the Optionee, to the extent it was exercisable at the time of such termination or on such accelerated basis as the Committee may determine, for a period of three (3) months (or such shorter period as the Committee may specify in the Option Agreement) from the date of such termination of employment or service, or until the expiration of the stated term of such Option, whichever period is shorter.

                 (iii) Termination for Cause. In the event of termination of employment or service for Cause or in violation of an employment agreement, any unexercised Option held by such optionee shall expire immediately upon the giving of notice of such termination of employment or service for Cause to the Optionee.

                  (f) Rights as a Stockholder. An Optionee or a transferee of an Option shall have no rights as a stockholder with respect to any Shares covered by any Option until the date of the issuance of a stock certificate to such person evidencing such Shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 14.

                  (g) Investment Purpose. The Corporation shall not be obligated to sell or issue any Shares pursuant to any Option unless the Shares with respect to which the Option is being exercised are at that time registered or exempt from registration under the Securities Act of 1933, as amended.

                  (h) Assumption of Options. The Corporation may issue or assume any stock option in any transaction or transactions upon such terms and conditions and, in the case of any option so assumed, with such modifications or adjustments therein, as shall be determined by the Committee. Any such option so issued or assumed shall be deemed to be an Option granted under this Plan, notwithstanding





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that any provision of this Plan would not, except for this Section 7, permit the grant of an option having the terms and conditions, including the option price, of such option as so issued or assumed.

                 (i) Forfeiture of Options for Misconduct. If the Committee reasonably believes an Optionee has committed an act of misconduct described in this subparagraph (i), Committee, may suspend the Optionee's rights to exercise any Option pending a determination by the Committee. If the Committee determines an Optionee has committed an act of embezzlement, fraud, dishonesty, nonpayment of any obligation owed to the Corporation, breach of fiduciary duty or deliberate disregard of Corporation policy resulting in loss, damage, or injury to the Corporation, or if an Optionee makes any unauthorized disclosure of any trade secret or confidential information, breaches any written agreement with the Corporation, engages in any conduct constituting unfair competition, induces any customer to breach a contract with the Corporation, or solicits or attempts to solicit any employee of the Corporation to terminate employment with the Corporation, neither the Optionee nor the Optionee's estate shall be entitled to exercise any Option whatsoever. In making such determination, the Committee shall act fairly and shall give the Optionee an opportunity to appear and present evidence on his or her behalf at a hearing before the Committee.

                 (j) Transferability of Options. Section 10 to the contrary notwithstanding, if the Committee so provides in the Option Agreement, an Option that is not an Incentive Stock Option may be transferred by a Optionee to the Optionee's children, grandchildren, spouse, one or more trusts for the benefit of such family members or a partnership in which such family members are the only partners; provided, however, that Optionee may not receive any consideration for the transfer. The holder of an Option transferred pursuant to this section shall be bound by the same terms and conditions that governed the Option during the period that it was held by the Participant. In the event of any such transfer, the Option and any SAR that relates to such Option must be transferred to the same person or persons or entity or entities.

                 (k) Notice of Disposition of Shares. An Optionee shall give written notice to the Corporation of the Optionee's intent to make any disposition of the Shares acquired upon the exercise of an Incentive Stock Option if such disposition occurs within two years of the Option Grant Date or within one year of the date the Incentive Stock Option was exercised. If the Corporation or Affiliate is required to withhold federal, state or local taxes as a result of such disposition, the Optionee shall be required to make appropriate arrangements with the Corporation or Affiliate, as the case may be, for satisfaction of any federal, state or local taxes the Corporation or Affiliate is required to withhold as a condition precedent to the transfer of the Shares by the Corporation's transfer agent. Any Shares issued to a Participant upon exercise of an Incentive Stock Option shall bear a legend reflecting this restriction.

8.    Restricted Stock.

         8.1 Terms of Restricted Stock Awards. Subject to and consistent with the provisions of the Plan, with respect to each Award of Restricted Stock to a Participant, the Committee shall determine:

          (a) the terms and conditions of the Restricted Stock Agreement between the Corporation and the Participant evidencing the Award;

          (b)    the Restricted Period for all or a portion of the Award;

          (c) the Restrictions applicable to the Award, including, but not limited to, continuous employment or service with the Corporation or any of its Affiliates for a specified term or the attainment of specific corporate, divisional or individual performance standards or goals, which Restricted Period and Restrictions may differ with respect to each Participant;

          (d) whether the Participant shall receive the dividends and other distributions paid with respect to an Award of Restricted Stock as declared and paid to the holders of the Shares during the Restricted





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Period or shall be withheld by the Corporation for the account of the
Participant until the Restricted Periods have expired or the Restrictions have been satisfied, and whether interest shall be paid on such dividends and other distributions withheld, and if so, the rate of interest to be paid, or whether such dividends may be reinvested in Shares;

          (e) the percentage of the Award which shall vest in the Participant in the event of such Participant's death or Disability prior to the expiration of the Restricted Period or the satisfaction of the Restrictions applicable to an award of Restricted Stock; or

          (f) notwithstanding the Restricted Period and the Restrictions imposed on the Restricted Shares, as set forth in a Restricted Stock Agreement, whether to shorten the Restricted Period or waive any Restrictions, if the Committee concludes that it is in the best interests of the Corporation to do so.

         8.2 Delivery of Shares. Upon an Award of Restricted Stock to a Participant, the stock certificate representing the Restricted Stock shall be issued and transferred to and in the name of the Participant, whereupon the Participant shall become a stockholder of the Corporation with respect to such Restricted Stock and shall be entitled to vote the Shares. Such stock certificate shall be held in custody by the Corporation, together with stock powers executed by the Participant in favor of the Corporation, until the Restricted Period expires and the Restrictions imposed on the Restricted Stock are satisfied.

9.    STOCK APPRECIATION RIGHTS.

         9.1       Grants of Stock Appreciation Rights.   The Committee will
designate each individual to whom SARs are to be granted and will specify the number of shares covered by such Awards. No Participant may be granted Corresponding SARs (under all Incentive Stock Option plans of the Corporation and its Affiliates) that are related to Incentive Stock Options which are first exercisable in any calendar year for stock having an aggregate Fair Market Value (determined as of the date the related Option is granted) that exceeds $100,000. Corresponding SARs may be granted either at the time of the grant of such Option or at any subsequent time prior to the expiration of such Option; provided, however, that Corresponding SARs shall not be offered or granted in connection with a prior Option without the consent of the holder of such Option.

         9.2 Terms of Stock Appreciation Rights. All SARs shall be subject to the following terms and conditions:

          (a) The maximum period in which an SAR may be exercised shall be determined by the Committee on the date of grant, except that no Corresponding SAR that is related to an Incentive Stock Option shall be exercisable after the expiration of ten years from the date such related Option was granted. In the case of a Corresponding SAR that is related to an Incentive Stock Option granted to a Participant who is or is deemed to be a Ten Percent Shareholder, such Corresponding SAR shall not be exercisable after the expiration of five years from the date such related Option was granted. The terms of any Corresponding SAR that is related to an Incentive Stock Option may provide that it is exercisable for a period less than such maximum period.

          (b) Except as provided in Section 9.2(c), each SAR granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution. In the event of any such transfer, a Corresponding SAR and the related Option must be transferred to the same person or persons or entity or entities. During the lifetime of the Participant to whom the SAR is granted, the SAR may be exercised only by the Participant. No right or interest of a Participant in any SAR shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

          (c) Section 9.2(b) to the contrary notwithstanding, the Committee may grant transferable SARs to the extent, and on such terms, as may be permitted by, Rule 16b-3 under the Exchange Act as in effect





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from time to time.  In the event of any such transfer, a Corresponding SAR and the related Option must be transferred to the same person or persons or entity or entities. The holder of an SAR transferred pursuant to this section shall be bound by the same terms and conditions that governed the SAR during the period that it was held by the Participant.

          9.3 Exercise of Stock Appreciation Rights. Subject to the provisions of this Plan and the applicable Agreement, an SAR may be exercised in whole at any time or in part from time to time at such times and in compliance with such requirements as the Committee shall determine; provided, however, that a Corresponding SAR that is related to an Incentive Stock Option may be exercised only to the extent that the related Option is exercisable and only when the Fair Market Value exceeds the option price of the related Option. An SAR granted under this Plan may be exercised with respect to any number of whole shares less than the full number for which the SAR could be exercised. A partial exercise of an SAR shall not affect the right to exercise the SAR from time to time in accordance with this Plan and the applicable Stock Appreciation Rights Agreement with respect to the remaining shares subject to the SAR. The exercise of a Corresponding SAR shall result in the termination of the related Option to the extent of the number of shares with respect to which the SAR is exercised.

          9.4 Employee Status. If the terms of any SAR provide that it may be exercised only during employment or while in service of the Corporation or an Affiliate (or within a specified period of time after termination of employment or service), the Committee may decide to what extend leaves of absence for governmental or military service, illness, temporary disability or other reasons shall not be deemed interruptions of continuous employment.

          9.5 Settlement. At the Committee's discretion, the amount payable as a result of the exercise of an SAR may be settled in cash, Shares, or a combination of cash and Shares. No fractional share will be deliverable upon the exercise of an SAR but a cash payment will be made in lieu thereof.

          9.6 Stockholder Rights. No Participant shall, as a result of receiving an SAR award, have any rights as a shareholder of the Company or any Affiliate until the date that the SAR is exercised and then only to the extent that the SAR is settled by the issuance of Shares.

10.    NON-TRANSFERABILITY OF AWARDS.

       Except as may be provided by the Committee in accordance with Sections 7.1(j) and 9.2(b), Awards granted under the Plan shall not be transferable by the Participant during the Participant's lifetime and may not be assigned, exchanged, pledged, transferred or otherwise encumbered or disposed of except pursuant to a qualified domestic relations order, by will or by the applicable laws of descent and distribution. Except as may be provided by the Committee in accordance with Sections 7.1(j) and 9.2(b), Options and Stock Appreciation Rights shall be exercisable during the Participant's lifetime only by the Participant or by the Participant's guardian or legal representative.

11.    WITHHOLDING OF TAXES.

       Federal, state or local law may require the withholding of taxes applicable to income resulting from an Award. A Participant shall be required to make appropriate arrangements with the Corporation or Affiliate, as the case may be, for satisfaction of any federal, state or local taxes the Corporation or Affiliate is required to withhold. The Committee may, in its discretion and subject to such rules as it may adopt, permit the Participant to pay all or a portion of the federal, state or local withholding taxes arising in connection with an Award by electing to (i) have the Corporation withhold Shares, (ii) tender back Shares received in connection with such Award or (iii) deliver other previously owned Shares, under each election such Shares having a Fair Market Value on the date specified in the rules adopted by the Committee equal to the amount to be withheld. The Corporation shall be under no obligation to issue Shares to the





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Participant unless the Participant has made the necessary arrangements for payment of the applicable withholding taxes.

12.       NO RIGHT TO CONTINUED EMPLOYMENT.

          Neither the establishment of the Plan nor the granting of an Award shall confer upon any Participant any right to continue in the employ or service of the Corporation or any of its Affiliates or interfere in any way with the right of the Corporation or any of its Affiliates to terminate such employment at any time. No Award shall be deemed to be salary or compensation for the purpose of computing benefits under any employee benefit, pension or retirement plans of the Corporation or any of its Affiliates, unless the Committee shall determine otherwise.

13.       AMENDMENT.

          13.1 Amendment and Termination of Awards. The terms and conditions applicable to any Award may thereafter be amended or modified by mutual agreement between the Corporation and the Participant or such other persons as may then have an interest therein. Also, by mutual agreement between the Corporation and a Participant in the Plan or under any other present or future plan of the Corporation, Options or other Awards may be granted to a Participant in substitution and exchange for, and in cancellation of, any Awards previously granted to the Participant under the Plan, or under any other future plan of the Corporation.

          13.2 Amendment and Termination of Plan. The Board may amend the Plan from time to time, except that, without approval of the stockholders of the Corporation, no such revision or amendment shall change the number of Shares that may be granted as Incentive Stock Options under the Plan or change the designation of the classes of employees eligible to receive Incentive Stock Options. Unless sooner terminated as provided herein, the Plan shall terminate on the tenth anniversary of its effective date. The Board may terminate this Plan at any time it deems advisable, except that Options, Restricted Stock and Stock Appreciation Rights granted under the Plan before its termination shall continue to be administered under the Plan until such Options and Stock Appreciation Rights are canceled, terminated, or are exercised and the Restricted Stock is canceled, vested or is forfeited.

14.       CHANGES IN CAPITALIZATION.

          The grant of any Award pursuant to the Plan shall not affect in any way the right or power of the Corporation (i) to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, (ii) to merge or consolidate, (iii) to dissolve, liquidate, or sell or transfer all or any part of its business or assets or (iv) to issue any bonds, debentures, preferred or other preference stock ahead of or affecting the Shares.

          Subject to any required action by the stockholders, the number of Shares covered by each outstanding Award and the exercise price per each such Share subject to an Option or Stock Appreciation Right shall be proportionately adjusted for any increase or decrease in the number of issued Shares of the Corporation resulting from a subdivision or consolidation of Shares or the payment of a stock dividend (but only on the Shares) or any other increase or decrease in the number of such Shares effected without receipt of consideration by the Corporation.

          If the Corporation merges or is consolidated with another corporation, whether or not the Corporation is a surviving corporation, or if the Corporation is liquidated or sells or otherwise disposes of substantially all of its assets while unexercised Options remain outstanding under the Plan,
(i) after the effective date of the merger, consolidation, liquidation, sale or other disposition, as the case may be, each holder of an outstanding Option or SAR shall be entitled, upon exercise of that Option, to receive, in lieu of Shares, the number and class or classes of shares of stock or other securities or property to which the holder would





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
have been entitled if, immediately prior to the merger, consolidation, liquidation, sale or other disposition, the holder had been the holder of record of a number of Shares equal to the number of Shares as to which that Option may be exercised; or (ii) if Options have not already become exercisable, the Committee may waive any limitations set forth in or imposed pursuant to the Plan so that all Options, from and after a date prior to the effective date of that merger, consolidation, liquidation, sale or other disposition, as the case may be, specified by the Committee, shall be exercisable in full.

          If the Corporation is merged into or consolidated with another corporation under circumstances where the Corporation is not the surviving corporation (other than circumstances involving a mere change in the identity, form or place of organization of the Corporation), or if the Corporation is liquidated or dissolved, or sells or otherwise disposes of substantially all of its assets to another entity while unexercised Options remain outstanding under the Plan, unless provisions are made in connection with the transaction for the continuance of the Plan and/or the assumption or substitution of Options with new options covering the stock of the successor corporation, or the parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and exercise prices, then all outstanding Options shall be canceled as of the effective date of such merger, consolidation, liquidation, dissolution, or sale provided that (i) notice of such cancellation shall be given to each optionee and (ii) each optionee shall have the right to exercise such Option in full (without regard to any vesting or other limitations on exercise imposed on such Option) during the 30-day period preceding the effective date of such merger, consolidation, liquidation, or sale.

          In the event of a change of all of the Corporation's authorized Shares with par value into the same number of Shares with a different par value or without par value, the Shares resulting from any such change shall be deemed to be the Shares within the meaning of the Plan.

          To the extent that the foregoing adjustments relate to stock or securities of the Corporation, such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive; provided, that each Option which, upon grant of the Option, is specifically designated as an Incentive Stock Option shall not be adjusted in a manner that causes the Option to fail to continue to qualify as an Incentive Stock Option. No fractional Shares will be issued under the Plan as a result of an adjustment.

          Except as thereinbefore expressly provided in this Section 14, the Participant shall have no rights (i) by reason of any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class, or (ii) by reason of any dissolution, liquidation, merger, or consolidation, spin-off of assets or stock of another corporation, or any issue by the Corporation of shares of stock of any class, nor shall any of these actions affect, or cause an adjustment to be made with respect to, the number or price of Shares subject to any Option.

15.       GOVERNING LAW.

          The Plan and each Stock Option Agreement, Restricted Stock Agreement and Stock Appreciation Rights Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Virginia.





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16.       EFFECTIVE DATE.

          The Plan shall be effective on ________________, , 1997, subject to the approval of the Plan within one year of such date by a majority of the voting shares represented and entitled to vote.

                                 OBJECTIVE COMMUNICATIONS, INC.


                                 By:
                                     ---------------------------------------
                                     title:





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